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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 29, 1999
                Date of Report (Date of earliest event reported)

                                     33-9030
                               Commission File No.


                            MagnaVision Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   22-2741313
                        (IRS Employer Identification No.)

                                  1725 Route 35
                             Wall, New Jersey 07719
                          (Address of principal office)

                                 (732) 449-1200
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On October 29, 1999, Registrant and Lamont Television Systems, Inc. d/b/a Campus Televideo entered into a letter of intent which provides for the possible sale of Registrant's private cable assets business to Campus Televideo. The transactions are more fully described in the attached press release, and in the attached copy of the letter of intent. Such sale is subject to a number of contingencies, which are described in the attached letter of intent and the receipt of any necessary approvals and consents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 2.1 -Letter of Intent by and between Lamont Television Systems, Inc.
             d/b/a Campus Televideo and the Registrant

Exhibit 99.1 - Joint Press Release, dated November 3, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


MAGNAVISION CORPORATION

By:  /s/ Jeff Haertlein
     -----------------------------
      Jeff Haertlein
      Chief Financial Officer

November 9, 1999



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                                  EXHIBIT INDEX


Exhibit 2.1 -Letter of Intent by and between Lamont Television Systems, Inc.
             d/b/a Campus Televideo and the Registrant

Exhibit 99.1 - Joint Press Release, dated November 3, 1999.